UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2019

Flat Rock Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55767	82-0894786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of Principal Executive Offices, Zip Code)

(212) 596-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Prior Independent Registered Public Accounting Firm

On April 17, 2019, the Board of Directors (the “Board”) of Flat Rock Capital Corporation (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately. The Board’s decision to dismiss KPMG was recommended by the Audit Committee of the Board.

KPMG served as the Company’s independent registered public accounting firm for the year ended December 31, 2018 and for the period from May 3, 2017 (commencement of operations) to December 31, 2017. The audit reports of KPMG on the Company’s financial statements as of and for the year ended December 31, 2018 and as of and for the period from May 3, 2017 to December 31, 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent period preceding April 17, 2019, there were no (i) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

The Company has provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested KPMG provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of KPMG’s letter, dated April 22, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On April 17, 2019, upon the recommendation of the Audit Committee, the Board approved the engagement of Cohen & Company (“Cohen”) to serve as the Company’s independent registered public accounting firm. The Company formally engaged Cohen on April 22, 2019, beginning with its review of the Company’s quarterly report on Form 10-Q for the period ended March 31, 2019.

During the two most recent fiscal years and through April 17, 2019, the date of the engagement of Cohen, neither the Company nor any person on its behalf has consulted with Cohen with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K as promulgated under the Exchange Act.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter of KPMG LLP, dated April 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2019

Flat Rock Capital Corp.

By:	/s/ Robert K. Grunewald
Name:	Robert K. Grunewald
Title:	Chief Executive Officer

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